Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, August 29, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on August 12, 2024 (ex-date August 12, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	0.3%
Net Realized Short-Term Capital Gains	0.008	5.3%	0.520	49.5%
Net Realized Long-Term Capital Gains	0.142	94.7%	0.380	36.2%
Return of Capital (or other Capital Source)	—	0.0%	0.147	14.0%

Total Distribution	$0.150	100.0%	$1.050	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2024
Average Annual Total Return on NAV for the 5-year period (2)	12.95%
Annualized Current Distribution Rate (3)	8.36%
Fiscal YTD Cumulative Total Return on NAV (4)	8.84%
Fiscal YTD Cumulative Distribution Rate (5)	4.18%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, September 26, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on September 13, 2024 (ex-date September 13, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	0.3%
Net Realized Short-Term Capital Gains	0.006	3.9%	0.526	43.9%
Net Realized Long-Term Capital Gains	0.144	96.1%	0.524	43.6%
Return of Capital (or other Capital Source)	—	0.0%	0.147	12.2%

Total Distribution	$0.150	100.0%	$1.200	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 30, 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.40%
Annualized Current Distribution Rate (3)	8.18%
Fiscal YTD Cumulative Total Return on NAV (4)	12.06%
Fiscal YTD Cumulative Distribution Rate (5)	4.77%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, October 30, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on October 11, 2024 (ex-date October 11, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.003	1.9%	$0.006	0.4%
Net Realized Short-Term Capital Gains	—	0.0%	0.526	39.0%
Net Realized Long-Term Capital Gains	0.147	98.1%	0.671	49.7%
Return of Capital (or other Capital Source)	—	0.0%	0.147	10.9%

Total Distribution	$0.150	100.0%	$1.350	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.55%
Annualized Current Distribution Rate (3)	8.10%
Fiscal YTD Cumulative Total Return on NAV (4)	14.02%
Fiscal YTD Cumulative Distribution Rate (5)	5.40%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, November 27, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on November 12, 2024 (ex-date November 12, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	—	0.0%	$0.006	0.4%
Net Realized Short-Term Capital Gains	0.071	47.3%	0.597	39.8%
Net Realized Long-Term Capital Gains	0.079	52.7%	0.750	50.0%
Return of Capital (or other Capital Source)	—	0.0%	0.147	9.8%

Total Distribution	$0.150	100.0%	$1.500	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.35%
Annualized Current Distribution Rate (3)	8.14%
Fiscal YTD Cumulative Total Return on NAV (4)	14.15%
Fiscal YTD Cumulative Distribution Rate (5)	6.11%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, December 30, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on December 12, 2024 (ex-date December 12, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	—	0.0%	$0.006	0.4%
Net Realized Short-Term Capital Gains	0.150	100.0%	0.747	45.3%
Net Realized Long-Term Capital Gains	—	0.0%	0.750	45.4%
Return of Capital (or other Capital Source)	—	0.0%	0.147	8.9%

Total Distribution	$0.150	100.0%	$1.650	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 29, 2024
Average Annual Total Return on NAV for the 5-year period (2)	14.22%
Annualized Current Distribution Rate (3)	7.66%
Fiscal YTD Cumulative Total Return on NAV (4)	22.11%
Fiscal YTD Cumulative Distribution Rate (5)	6.38%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, January 30, 2025 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on January 13, 2025 (ex-date January 13, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.014	9.3%	$0.020	1.1%
Net Realized Short-Term Capital Gains	0.107	71.3%	0.854	47.5%
Net Realized Long-Term Capital Gains	0.029	19.4%	0.779	43.3%
Return of Capital (or other Capital Source)	—	0.0%	0.147	8.1%

Total Distribution	$0.150	100.0%	$1.800	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.36%
Annualized Current Distribution Rate (3)	7.92%
Fiscal YTD Cumulative Total Return on NAV (4)	18.82%
Fiscal YTD Cumulative Distribution Rate (5)	7.26%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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